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                                                                    EXHIBIT 99.2

              FORM OF LIMITED WAIVER REGARDING FINANCIAL COVENANTS

                                  May 31, 2002


The Ackerley Group, Inc.
1301 Fifth Avenue, Suite 4000
Seattle, Washington 98101
Attention:  Kevin E. Hylton


Ladies and Gentlemen:

        Reference is made to that certain Credit Agreement dated as of September 7, 2001 (said Credit Agreement being the "CREDIT AGREEMENT", the terms defined therein being used herein as therein defined), among The Ackerley Group, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed therein ("LENDERS"), Credit Suisse First Boston, as administrative agent (the "ADMINISTRATIVE AGENT"), and General Electric Capital Corporation, as co-arranger and syndication Administrative Agent ("SYNDICATION AGENT").

        In connection with that certain Limited Waiver dated as of March 18, 2002, Company had informed Administrative Agent and Lenders that Company would not be in compliance with the financial covenants in subsection 7.6 of the Credit Agreement for the Fiscal Year ended December 31, 2001 and for the first Fiscal Quarter ending March 31, 2002. Company has informed Administrative Agent and Lender that Company does not expect to be in compliance with the financial covenants in subsection 7.6 of the Credit Agreement for the second Fiscal Quarter ending June 30, 2002. At the request of Company the undersigned Lenders, constituting Requisite Lenders under subsection 10.6 of the Credit Agreement, hereby waive compliance with the provisions of subsection 7.6 of the Credit Agreement during the period from the date this Limited Waiver becomes effective through and including July 31, 2002 (the "WAIVER PERIOD"), provided, that (A) during the Waiver Period, the Company shall not be permitted to borrow any Revolving Loans and provided further that (B) if the Agreement and Plan of Merger dated October 5, 2001 (the "MERGER AGREEMENT"), by and among Clear Channel Communications, Inc. ("CLEAR CHANNEL"), CCMM Sub, Inc. and Company, pursuant to which, subject to the terms and conditions therein contained, Company expects to be acquired by Clear Channel through a merger of CCMM Sub, Inc. with and into Company (the "MERGER") is terminated for any reason or the FCC disapproves the Merger for any reason, then (i) the outstanding principal amount of all Loans, and any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder shall bear interest at a rate that is 2% per annum in excess of the interest rate otherwise payable under the Credit Agreement with respect to the applicable Loans (or in the case of any such fees and other amounts, at a rate that is 2% per annum in excess of the interest rate otherwise payable under the Credit Agreement for Base Rate Loans), retroactive to and commencing on April 1, 2002, (ii) in the case any of the Loans outstanding pursuant to clause (i) above are Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the

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time any such increase in interest rate is effective, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate which is 2% per annum in excess of the interest rate otherwise payable Base Rate Loans, and (iii) on or before the date that is ten (10) Business Days after the earlier of the date the FCC disapproves the Merger or the Merger Agreement is terminated, the Company shall hold a conference call with Administrative Agent, Syndication Agent and the Lenders to discuss the Company's projected liquidity, current and projected financial performance and debt reduction alternatives. If the condition set forth in the foregoing proviso (B)(iii) is not fulfilled, then the Waiver Period shall immediately terminate without further action or notice on the part of the Requisite Lenders, the Administrative Agent or the Syndication Agent.

        Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.6 during the Waiver Period for the Fiscal Year ended December 31, 2001 and for the first and second Fiscal Quarters of 2002, and nothing in this Limited Waiver shall be deemed to (a) constitute a waiver of compliance by Company with respect to (i) subsection 7.6 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this Limited Waiver or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

        In order to induce Lenders to enter into this Limited Waiver, Company, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

        This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company and the Subsidiary Guarantors and by Lenders constituting Requisite Lenders and receipt by each Lender consenting to this Limited Waiver by 5:00 p.m., New York time, on May ___, 2002, of a fee in an amount equal to 0.25% of the sum of such Lender's outstanding Term Loans and Revolving Loan Commitments.



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        THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                              ADMINISTRATIVE AGENT:

                              CREDIT SUISSE FIRST BOSTON,
                              individually and as Administrative Agent


                              By:
                                 -----------------------------------------
                              Title:
                                    --------------------------------------

                              COMPANY:

                              THE ACKERLEY GROUP, INC.,


                              By:
                                 -----------------------------------------
                                 Kevin E. Hylton
                                 Chief Financial Officer and
                                 Assistant Secretary


                              SYNDICATION AGENT:

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Co-Arranger and Syndication Agent

                              By:
                                 -----------------------------------------
                                 Duly authorized signatory



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        By its execution of a counterpart of this Limited Waiver, the undersigned, as Guarantors under that certain Subsidiary Guaranty dated as of September 7, 2002 (the "GUARANTY") in favor of Administrative Agent for the benefit of Lenders, hereby acknowledge that they have read this Limited Waiver and consent to the terms thereof and further hereby confirm and agree that, notwithstanding the effectiveness of this Limited Waiver, the obligations of the undersigned under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                              ACKERLEY MEDIA GROUP, INC.
                              ACKERLEY VENTURES, INC.
                              AK FLORIDA OUTDOOR, INC.
                              ACKERLEY BROADCASTING FRESNO, LLC
                              ACKERLEY COMMUNICATIONS OF MASSACHUSETTS, INC. FULL HOUSE SPORTS AND ENTERTAINMENT, INC. CENTRAL NY NEWS, INC.
                              TC AVIATION, INC.
                              ACKERLEY INTERACTIVE MEDIA, INC.
                              AK MOBILE TELEVISION, INC.
                              SSI, INC.
                              ACKERLEY SEATTLE STORM, INC.


                              By:
                                 -----------------------------------------
                                 On behalf of each of the entities immediately preceding this signature block
                                 Kevin E. Hylton
                                 Treasurer and Assistant Secretary



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By signing below, the undersigned Lender hereby (i) authorizes Credit Suisse
First Boston, in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of September 7, 2001, among The Ackerley Group, Inc., a Delaware corporation, Credit Suisse First Boston, as administrative agent for the financial institutions listed therein (in such capacity, "ADMINISTRATIVE AGENT") and certain other parties named therein to execute and deliver that certain Limited Waiver Regarding Financial Covenants dated as of May 31, 2002, on such Lender's behalf, (ii) approves such Limited Waiver Regarding Financial Covenants and (iii) agrees that such Limited Waiver Regarding Financial Covenants shall be binding upon such Lender.



                                  --------------------------------,
                                  as a Lender


                                  By:
                                     -----------------------------------------
                                     Name:
                                     Title:



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